EXHIBIT 23.1

The Stockholders
Delta Funding Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading 'Experts' in the prospectus.

KPMG PEAT MARWICK LLP

New York, New York
August 30, 1996